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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY
                                                  (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                             ONE GROUP MUTUAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:   N/A

     (2) Aggregate number of securities to which transaction applies:     N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
         filing fee is calculated and state how it was determined):   N/A

     (4) Proposed maximum aggregate value of transaction:           N/A

     (5) Total fee paid:                           N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:                       N/A

     (2) Form, Schedule or Registration Statement No.:            N/A

     (3) Filing Party:                            N/A

     (4) Date Filed:                             N/A

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
                                                             [ONE GROUP Logo]

                                 REMINDER NOTICE
                                 ---------------
                               SHAREHOLDER MEETING
                           FRIDAY, SEPTEMBER 14, 2001


August 8, 2001


Dear Shareholder:

We are writing to remind you that the Special Meeting of Shareholders is scheduled for Friday, September 14, 2001 and we have not received your vote.

Our records indicate that on June 15, 2001, ("Record Date" for the meeting) you were a One Group Mutual Funds shareholder and you have the right to cast your vote on the important business matters being considered. Please take the time to vote.


For your convenience, we have established three easy methods by which to register your vote:

     1. BY PHONE:      For automated phone voting, call 1-800-597-7836,
        ---------      available 24 hours a day. Enter the 14-digit control
                       number located on your proxy card and follow the prompts.

     2. BY INTERNET:   Access HTTP://WWW.ONEGROUP.COM/PROXY and enter
        ------------   14 - digit control number printed on your proxy card.


     3. BY MAIL:       Simply return your executed proxy in the enclosed
        --------       postage paid envelope.


YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY!

As the date of the special meeting moves closer and we still have not received your proxy, you may receive a phone call asking you to exercise your right to vote. In order for the Funds to formally conduct the business of the meeting, we must receive voting instructions from at least 50% of our shareholders. If you would like another copy of the proxy statement, please call One Group at 1-800-480-4111 or view it online at www.onegroup.com/proxy.

Sincerely,

/s/ Mark A. Beeson

Mark A. Beeson
President, One Group Mutual Funds

              *NOT FDIC INSURED *NO BANK GUARANTEE *MAY LOSE VALUE

One Group Mutual Funds are distributed by The One Group Services Company 1111 Polaris Parkway, Suite B2, Columbus, Ohio 43271-1235, which is not affiliated with Bank One Corporation. Affiliates of Bank One Corporation receive fees for providing investment advisory, administrative and other services to the Funds.

Ask your Investment Consultant or call our Investor Services Center at 1-800-480-4111 for a prospectus containing complete information about charges and expenses. Read it carefully before investing.